Exhibit 10.6.3

THIRD AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AND

WAIVER OF EVENT OF DEFAULT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER OF EVENT OF DEFAULT (the “Third Amendment and Waiver”) is entered into as of January 18, 2008 by and among MONACO COACH CORPORATION, a Delaware corporation, SIGNATURE MOTORCOACH RESORTS, INC., a Delaware corporation formerly known as MCC Acquisition Corporation (“Signature”), OUTDOOR RESORTS OF LAS VEGAS, INC., a Nevada corporation, OUTDOOR RESORTS MOTORCOACH COUNTRY CLUB, INC., a California corporation, NAPLES MOTORCOACH RESORT, INC., a Florida corporation formerly known as Outdoor Resorts of Naples, Inc. (“Naples Resorts”), R-VISION HOLDINGS LLC, a Delaware limited liability company, R-VISION, INC., an Indiana corporation, R-VISION MOTORIZED LLC, an Indiana limited liability company, BISON MANUFACTURING, LLC, an Indiana limited liability company, ROADMASTER LLC, an Indiana limited liability company and LA QUINTA MOTORCOACH RESORT, INC., a California corporation (each of the foregoing parties individually referred to as “Borrower” and all collectively referred to as “Borrowers”), each of the Lenders and U.S. BANK NATIONAL ASSOCIATION, as the Administrative Lender.

WHEREAS, Borrowers, Lenders and Administrative Lender are parties to that certain Third Amended and Restated Credit Agreement dated November 18, 2005 (as previously amended, the “Credit Agreement”);

WHEREAS Royale Coach by Monaco, Inc., one of the Borrowers, has been dissolved;

WHEREAS, certain Events of Default specified in Section 2 below exist; and

WHEREAS, the parties desire to amend Section 10.4 of the Credit Agreement in the manner set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers, Lenders and Administrative Lender hereby agree as follows:

1.             Definitions.  All capitalized terms used herein shall have the meaning attributed to them in the Credit Agreement.

2.             Borrowers’ Acknowledgments.  Each Borrower hereby acknowledges the following:  (a) the Loan Documents are legal, valid and binding obligations of it enforceable against it in accordance with their terms; (b) it has no defense, offset, claim or counterclaim with respect to any of the Loan Documents or its obligations thereunder; and (c) as a result of its failure to comply with its obligations under Section 9.12 of the Credit Agreement in connection with changing Signature’s name on March 22, 2007 and Naples Resorts’ name on January 22, 2007, Events of Default exist (the “Existing Defaults”).  Each Borrower represents and warrants to the Lenders and Administrative Lender that no Default exists other than the Existing Defaults.

3.             Waiver.  Lenders hereby waive the Existing Defaults.  This waiver is limited to the Existing Defaults and is not intended to be, and shall not be construed as being, a waiver or modification of any other Obligation, nor construed as a willingness to grant any subsequent waiver of any Obligations.

4.             Release.  In consideration of the foregoing waiver, each Borrower hereby releases, acquits and forever discharges Administrative Lender, each Lender, and their respective affiliates, participants, officers, employees, agents, successors and assigns, of and from any and all claims, demands, damages, liabilities, obligations, actions or causes of action and unconditionally waives any defense, either at law or in equity, whether known or unknown, arising out of, connected with or in any way related to the Obligations, the Loan Documents or the relationship between Lenders (or any of them) and any Borrower to and including the date of this Agreement.

5.             Section 10.4 of the Credit Agreement.  Section 10.4 of the Credit Agreement is amended to add the following sentence to the end of the section:

For purposes of this Section 10.4, Tangible Net Worth shall be computed without regard to any reduction resulting from Parent’s redemption after 2007 of up to $30,000,000 of its shares.

6.             Ratification.  Except as otherwise provided in this Third Amendment and Waiver, all of the provisions of the Credit Agreement are ratified and confirmed and shall remain in full force and effect.

7.             One Agreement.  The Credit Agreement, as modified by the provisions of this Third Amendment and Waiver, shall be construed as one agreement.

8.             Miscellaneous.

8.1           This Third Amendment and Waiver may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed signature page of this Third Amendment and Waiver by fax or in PDF format by email shall be effective as delivery of a manually executed counterpart hereof.

8.2           EACH OF BORROWERS, ADMINISTRATIVE LENDER AND LENDERS HEREBY:  (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OREGON AND THE FEDERAL COURTS OF THE UNITED STATES FOR THE DISTRICT OF OREGON FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THIS THIRD AMENDMENT AND WAIVER; (B) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS; (C) IRREVOCABLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (D) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

8.3           EACH OF BORROWERS, ADMINISTRATIVE LENDER AND LENDERS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT AND WAIVER, ANY OTHER OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO ANY OF THE LOAN DOCUMENTS.  A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.

8.4           This Third Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of Oregon, without regard to the conflicts of laws provisions thereof.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Borrowers, Lenders and Administrative Lender have executed this Third Amendment and Waiver as of the date first above written.

MONACO COACH CORPORATION

		By:	/s/: P. Martin Daley
		Title:	VP/CFO/Treasurer

OUTDOOR RESORTS MOTORCOACH COUNTRY CLUB, INC.		SIGNATURE MOTORCOACH RESORTS, INC.

By:	/s/: P. Martin Daley	By:	/s/: John Nepute
Title:	VP/CFO/Treasurer and Director	Title:	VP/Treasurer

NAPLES MOTORCOACH RESORT, INC.		OUTDOOR RESORTS OF LAS VEGAS, INC.

By	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title:	VP/CFO/Treasurer and Director	Title:	VP/CFO/Treasurer and Director

R-VISION HOLDINGS LLC		R-VISION, INC.

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title:	VP/Treasurer	Title:	VP/Treasurer

R-VISION MOTORIZED LLC		BISON MANUFACTURING, LLC
By: R-Vision Holdings LLC, its manager		By: R-Vision Holdings LLC, its manager

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title:	VP/Treasurer	Title:	VP/Treasurer

ROADMASTER LLC		LA QUINTA MOTORCOACH RESORT, INC.
By: R-Vision Holdings LLC, its manager

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title:	VP/Treasurer	Title:	VP/CFO/Treasurer and Director

UNION BANK OF CALIFORNIA, N.A.		U.S. BANK NATIONAL ASSOCIATION

By:	/s/: Steve Sloan	By:	/s/: Oran Coffin
Title:	Vice President	Title:	Vice President

NATIONAL CITY BANK OF INDIANA		BANK OF AMERICA, N.A.

By:	/s/: Mike Callas	By:	/s/: Eric Eidler
Title:	Vice President	Title:	Vice President

BANK OF THE WEST		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/: Brett German	By:	/s/: Jon Kenney
Title:	Vice President	Title:	Vice President

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By:	/s/: J. Wood
Title:	Credit Director